UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2020

CPI AEROSTRUCTURES, INC.

(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 586-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective November 4, 2020, the board of directors (“Board”) of CPI Aerostructures, Inc. (the “Company”) appointed Mr. Richard Caswell to fill a vacancy on the Board and to serve as the chairman of the Audit & Finance Committee of the Board. The Board determined that Mr. Caswell is an independent director under the listing rules of the NYSE American, LLC and an audit committee financial expert under the rules of the Securities and Exchange Commission.

As a non-employee director of the Company, Mr. Caswell will receive an annual fee of approximately $22,167, representing a pro-rated annual fee of $140,000 for his service on the Board and as Chairman of the Audit & Finance Committee. Forty percent of Mr. Caswell’s annual compensation will payable in cash and sixty percent will be payable in common equity of the Company through restricted stock units. In addition, the Company will enter into an indemnification agreement with Mr. Caswell, pursuant to which the Company will indemnify and advance expenses to Mr. Caswell to the fullest extent permitted by applicable law. The foregoing description of the indemnification agreement is qualified by reference to the full text of the Company’s form of director indemnification agreement, which is attached as Exhibit 10.29 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

The Company issued a press release announcing Mr. Caswell’s appointment, which is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1       Press release, dated November 9, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2020	CPI AEROSTRUCTURES, INC.

	By:	/s/ Douglas McCrosson
Douglas McCrosson
Chief Executive Officer

3